Securities Act File No. 33-849
                                                Securities Act File No. 33-56881
                                                Securities Act File No. 33-847
                                                Securities Act File No. 33-56094

                                  PILGRIM FUNDS

        SUPPLEMENT DATED SEPTEMBER 15, 2000 TO THE CLASS A, B, C, M AND T U.S. EQUITY FUNDS AND EQUITY & INCOME FUNDS PROSPECTUS DATED JULY 31, 2000

DECLARATION OF DIVIDENDS - PILGRIM GROWTH OPPORTUNITIES FUND, PILGRIM MIDCAP OPPORTUNITIES FUND, PILGRIM SMALLCAP OPPORTUNITIES FUND AND PILGRIM LARGECAP GROWTH FUND

     On September 14, 2000, the Board of Trustees of the Pilgrim Growth Opportunities Fund ("Growth Opportunities"), Pilgrim MidCap Opportunities Fund ("MidCap Opportunities"), a series of Pilgrim Equity Trust, Pilgrim SmallCap Opportunities Fund ("SmallCap Opportunities") and Pilgrim LargeCap Growth Fund ("LargeCap Growth"), a series of Pilgrim Mutual Funds (each a "Fund"), declared a dividend from income and undistributed net capital gains in the total amount of:

                                                                      TOTAL
                                                                   DISTRIBUTION
                                                    NET ASSETS       AS A % OF
                      SHORT TERM     LONG TERM    OF THE FUND AS   NET ASSETS AS
    FUND*            CAPITAL GAIN   CAPITAL GAIN    OF 9/14/00       OF 9/14/00
    -----            ------------   ------------   ------------      ----------
GROWTH
OPPORTUNITIES         $ 7,091,303   $ 2,478,029    $914,058,482         1.05%

MIDCAP
OPPORTUNITIES         $ 3,458,445   $   856,936    $176,041,314         2.45%

SMALLCAP
OPPORTUNITIES         $69,191,140   $28,077,866    $749,492,439        12.98%

LARGECAP
GROWTH                $ 3,104,837   $   335,021    $760,513,976         0.45%

   *PER SHARE AMOUNTS WILL BE DETERMINED ON THE RECORD DATE, AS DEFINED BELOW.

     The ex-dividend, calculation and re-investment date of the dividends will be November 16, 2000, and the payable date will be November 20, 2000, to shareholders of record as of November 15, 2000 ("Record Date"). The Funds may declare an additional dividend by November 15, 2000, depending on the amount of additional gains, if any. Accordingly, it is expected that the Funds will distribute a dividend on November 16, 2000 in an amount of at least the amount shown above, although the amount of the distribution may be greater.

     Generally, dividends and distributions are taxable to shareholders who are subject to tax whether received in cash or reinvested in shares of the Funds. Shareholders will be notified as to the federal tax status of dividends and distributions they receive and any tax withheld thereon in January 2001. Distributions by the Funds reduce the net asset values of the Funds' shares. Investors should be careful to consider the tax implication of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time includes the amount of the forthcoming distribution. Investors should consult their tax advisors for further information on the tax consequences of their investment.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE